[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
February 28, 2002

MuniVest
Fund, Inc.

www.mlim.ml.com

MUNIVEST FUND, INC.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                          MuniVest Fund, Inc., February 28, 2002

DEAR SHAREHOLDER

For the six months ended February 28, 2002, the Common Stock of MuniVest Fund, Inc. earned $0.292 per share income dividends, which included earned and unpaid dividends of $0.050. This represents a net annualized yield of 6.14%, based on a month-end per share net asset value of $9.59. Over the same period, the total investment return on the Fund's Common Stock was +1.93%, based on a change in per share net asset value from $9.71 to $9.59, and assuming reinvestment of $0.288 per share income dividends.

For the six months ended February 28, 2002, the Fund's Preferred Stock had an average yield as follows: Series A, 1.74%; Series B, 2.01%; Series C, 1.90%; Series D, 1.84%; and Series E, 1.68%.

The Municipal Market Environment

Throughout most of the six-month period ended February 28, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, both long-term US Treasury and tax-exempt bond yields registered slight increases. By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points (0.50%) immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields had declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities to realize recent profits in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields had risen to approximately 5.45%.

Thus far in 2002, economic indicators are mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remain in a narrow but volatile range as weak US equity markets have generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In late February, fourth quarter 2001 US gross domestic product growth was revised higher to 1.4%, also signaling improving economic conditions relative to earlier in 2001. At February 28, 2002, long-term US Treasury bond yields stood at 5.42%, an increase of five basis points over the last six months.

The municipal bond market displayed a very similar pattern during the period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market was also unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of February 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields have risen approximately 15 basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

While the economic environment has remained very favorable for fixed-income investments, we believe that the majority of recent interest rate declines has already occurred. The combination of Federal Reserve Board activity in 2001 and recent potential additional Federal fiscal stimulus should eventually restore US economic activity. Consequently, we have maintained the neutral position adopted earlier this year. While this position has prevented us from taking advantage of potential short-term


                                     2 & 3

                                          MuniVest Fund, Inc., February 28, 2002

trading opportunities, it has allowed us to avoid widely fluctuating asset valuations associated with market volatility. However, our fully invested position allowed the Fund to participate in recent market appreciation. In addition, by remaining fully invested we were able to enhance shareholder income that otherwise might have been jeopardized by market-timing strategies. The Fund's fully invested position also proved beneficial as short-term municipal bond interest rates recently declined to approximately 1%. It is likely that our present neutral position will be maintained in the coming months as no significant economic recovery is expected until some time later in 2002. However, should business activity improve throughout 2002 as expected, we will adopt a more defensive stance in anticipation of an increase in long-term interest rates.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost to the 1%-1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additional, limited declines in short-term interest rates are expected this year that may lead to lower borrowing yields for the Fund and increased yields for the Fund's Common Stock shareholders. However, should short-term tax-exempt interest rates rise, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and
Portfolio Manager

March 28, 2002

Notice to Shareholders

Note that the Fund's annual meeting of stockholders, originally scheduled for May 2002, has been rescheduled for December 2002. If a stockholder of the Fund intends to present a proposal at the 2002 Annual Meeting of Stockholders and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 1, 2002. The persons who will be named as proxies in the proxy materials for the 2002 Annual Meeting of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by September 23, 2002. Written proposals and notices should be sent to the Secretary of the Fund at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P   Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                    Value
====================================================================================================================================
Alabama--3.2%            BBB     Baa2   $ 8,750     Courtland, Alabama, IDB, IDR, Refunding (Champion International
                                                    Corporation), Series A, 7.20% due 12/01/2013                            $  9,055
                                                    Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds (Champion
                                                    International Corporation Project), AMT:
                         BBB     Baa2     5,000       7% due 6/01/2022                                                         5,127
                         BBB     Baa2    13,000       Series A, 6.50% due 9/01/2025                                           13,313
====================================================================================================================================
Alaska--1.6%                                        Anchorage, Alaska, Lease Revenue Bonds (Correctional Facility) (i):
                         AAA     Aaa      3,575       6% due 2/01/2014                                                         3,957
                         AAA     Aaa      3,830       6% due 2/01/2016                                                         4,231
                         AAA     Aaa      6,000     North Slope Boro, Alaska, GO, Series B, 5.20%** due 1/01/2003 (c)          5,914
====================================================================================================================================
Arizona--0.3%            AA-     Aaa      2,315     Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue
                                                    Bonds, Junior Lien, 6% due 7/01/2006 (a)                                   2,599
====================================================================================================================================
California--2.1%         A1+     NR*      1,200     California Pollution Control Financing Authority, PCR, Refunding
                                                    (Pacific Gas and Electric), VRDN, Series C, 1.35% due
                                                    11/01/2026 (g)                                                             1,200
                         AAA     A1       8,360     California State, GO, Refunding, 6% due 2/01/2010 (c)                      9,608
                         A1+     VMIG1+   7,000     Chula Vista, California, IDR, Refunding (San Diego Gas &
                                                    Electric Co.), VRDN, AMT, Series A, 6.75% due 3/01/2023 (g)                7,280
====================================================================================================================================
Colorado--4.2%           AAA     Aaa      1,855     Adams and Weld Counties, Colorado, Brighton School District Number
                                                    27J, GO, 5.50% due 12/01/2019 (c)                                          1,961
                                                    Arapahoe County, Colorado, School District Number 005, GO (Cherry Creek):
                         AA      Aa1      5,750       6% due 12/15/2013                                                        6,436
                         AA      Aa1      4,165       6% due 12/15/2014                                                        4,659
                                                    Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior
                                                    Series A-2:
                         NR*     Aa2      3,800       6.60% due 5/01/2028                                                      4,143
                         NR*     Aa2      2,645       7.50% due 4/01/2031                                                      2,989

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
INFLOS   Inverse Floating Rate Municipal Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     4 & 5

                                          MuniVest Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                           S&P   Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                    Value
====================================================================================================================================
Colorado                                            Denver, Colorado, City and County Airport Revenue Bonds, AMT,
(concluded)                                         Series C:
                         A       A2     $ 9,850       6.75% due 11/15/2013                                                  $ 10,294
                         A       A2       1,485       6.75% due 11/15/2022                                                     1,552
                         AAA     Aaa      4,000     Weld County, Colorado, Greeley School District Number 006, GO (FT
                                                    Lupton), 5.50% due 12/01/2019 (i)                                          4,254
====================================================================================================================================
Connecticut--1.3%        AA      NR*      6,000     Connecticut State, GO, DRIVERS, Series 174, 9.59% due 12/15/2009 (j)       7,416
                         AAA     AAA      2,970     Connecticut State Special Tax Obligation, Revenue Refunding Bonds,
                                                    DRIVERS, Series 168, 10.59% due 10/01/2009 (c)(j)                          3,846
====================================================================================================================================
Florida--1.5%            AA-     A3      10,000     Broward County, Florida, Resource Recovery Revenue Refunding Bonds
                                                    (Wheelabrator), Series A, 5.50% due 12/01/2008                            10,788
                         A1+     VMIG1+     500     Jacksonville, Florida, Electric Authority, Electric System Revenue
                                                    Bonds, VRDN, Series C, 1.25% due 10/01/2030 (g)                              500
                         A1      VMIG1+   1,800     Martin County, Florida, PCR, Refunding (Florida Power & Light Company
                                                    Project), VRDN, 1.25% due 7/15/2022 (g)                                    1,800
====================================================================================================================================
Georgia--4.1%            AAA     Aaa      2,250     Atlanta, Georgia, Water and Wastewater Revenue Refunding Bonds,
                                                    Series A, 5% due 5/01/2009 (a)(f)                                          2,443
                         A1      VMIG1+     500     Burke County, Georgia, Development Authority, PCR (Georgia Power
                                                    Company Plant--Vogtle Project), VRDN, 1.25% due 9/01/2026 (g)                500
                                                    Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                         A       A2         250       Series W, 6.60% due 1/01/2018 (e)                                          302
                         A       A2       4,600       Series W, 6.60% due 1/01/2018                                            5,444
                         A       A2       4,515       Series Y, 10% due 1/01/2010                                              6,216
                         A       A2         250       Series Y, 10% due 1/01/2010 (e)                                            350
                                                    Georgia State, GO, Series F:
                         AAA     Aaa      6,400       6.50% due 12/01/2006                                                     7,355
                         AAA     Aaa      5,000       6.50% due 12/01/2007                                                     5,793
                                                    Monroe County, Georgia, Development Authority, PCR, Refunding,
                                                    Series A:
                         AAA     Aaa      1,500       (Oglethorpe Power Corporation), 6.80% due 1/01/2012 (c)                  1,800
                         A       A3       4,785       (Oglethorpe Power Corporation--Scherer), 6.80% due 1/01/2011             5,561
====================================================================================================================================
Idaho--0.7%              NR*     Aaa      3,015     Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                    Series E-2, 6.90% due 1/01/2027                                            3,264
                         BBB-    Baa3     3,000     Power County, Idaho, Industrial Development Corporation, Solid Waste
                                                    Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45%
                                                    due 8/01/2032                                                              2,880
====================================================================================================================================
Illinois--12.4%          AAA     Aaa     12,000     Chicago, Illinois, Board of Education, GO, Refunding (School Reform),
                                                    Series A, 5.43%** due 12/01/2023 (f)                                       3,610
                         AAA     Aaa      7,155     Chicago, Illinois, Board of Education, GO (School Reform), Series
                                                    B-1, 5.56%** due 12/01/2026 (f)                                            1,808
                                                    Chicago, Illinois, GO (f):
                         AAA     Aaa      3,005       (Neighborhoods Alive 21 Program), Series A, 6% due 1/01/2016             3,338
                         AAA     Aaa      6,115       Park District, Series C, 5.50% due 1/01/2018                             6,424
                         AAA     Aaa      7,500       Series A, 6.75% due 7/01/2010 (a)(m)                                     9,075
                         AAA     Aaa      1,060     Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7% due
                                                    3/01/2032 (b)(d)(l)                                                        1,182
                         AAA     Aaa      5,000     Cook County, Illinois, Community High School District Number 219,
                                                    Niles Township, GO, 6% due 12/01/2017 (f)                                  5,538
                         AAA     Aaa      6,000     Cook County, Illinois, Wheeling Community Consolidated School
                                                    District Number 21, GO, 5.40%** due 12/01/2020 (i)                         2,212
                         A+      A1      10,000     Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                                    Biosolids Management LLC Project), AMT, 6% due 11/01/2023                  9,999
                         NR*     NR*      2,500     Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                                    (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (a)              3,137
                         A+      A1       7,000     Illinois HDA Revenue Refunding Bonds (M/F Program), Series 5, 6.75%
                                                    due 9/01/2023                                                              7,345
                                                    Illinois Health Facilities Authority Revenue Bonds:
                         NR*     Ba3      2,650       (Holy Cross Hospital Project), 6.70% due 3/01/2014                       2,227
                         NR*     Baa1     7,375       (Ravenswood Hospital Medical Center), 6.90% due 6/01/2002 (a)            7,621
                                                    Illinois State Sales Tax Revenue Bonds:
                         AAA     Aa2      4,000       6.25% due 6/15/2015                                                      4,536
                         AAA     Aa2      4,020       Series X, 5.60% due 6/15/2017                                            4,233
                         NR*     Aaa      2,500     Kane Cook and Du Page Counties, Illinois, School District 46,
                                                    Elgin, GO, 6.375% due 1/01/2019 (i)                                        2,822
                         BBB     NR*      2,500     Lansing, Illinois, Tax Increment Revenue Refunding Bonds (Sales
                                                    Tax--Landings Redevelopment), 7% due 12/01/2008                            2,606
                                                    Mc Lean and Woodford Counties, Illinois, Community Unit, School
                                                    District Number 005, GO, Refunding (i):
                         NR*     Aaa      5,000       6.25% due 12/01/2014                                                     5,786
                         NR*     Aaa      4,000       6.375% due 12/01/2016                                                    4,650
                                                    Regional Transportation Authority, Illinois, Revenue Bonds:
                         AAA     Aaa      3,500       Series A, 7.20% due 11/01/2020 (h)                                       4,448
                         AAA     Aaa      2,500       Series C, 7.10% due 6/01/2004 (a)(f)                                     2,815
                         AAA     Aaa      4,000       Series C, 7.75% due 6/01/2020 (f)                                        5,377
                         AAA     Aaa      3,000     Will County, Illinois, Environmental Revenue Bonds (Mobil Oil
                                                    Refining Corporation Project), AMT, 6.40% due 4/01/2026                    3,319
                                                    Will County, Illinois, School District Number 122, GO, Series A (i):
                         NR*     Aaa      1,000       6.50% due 11/01/2013                                                     1,160
                         NR*     Aaa      1,375       6.50% due 11/01/2015                                                     1,587
====================================================================================================================================
Indiana--7.8%            AAA     Aaa      1,275     Ball State University, Indiana, University Revenue Bonds (Student
                                                    Fee), Series K, 5.75% due 7/01/2018 (f)                                    1,376
                         AAA     NR*      5,250     Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                    Series A, 6.75% due 2/01/2017                                              5,890
                         AA      Aa3      6,500     Indiana Health Facility Financing Authority, Hospital Revenue
                                                    Refunding Bonds (Clarian Health Partners Inc.), Series A, 6%
                                                    due 2/15/2021                                                              6,716
                         NR*     Aaa      4,290     Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series
                                                    A, 6.80% due 1/01/2017 (k)                                                 4,397
                         AA      Aa2      7,195     Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                    Series A, 6.80% due 12/01/2016                                             8,734
                                                    Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                                    Refunding Bonds, Series D:
                         AA      NR*     15,335       6.75% due 2/01/2014                                                     18,314
                         AA      NR*     20,350       6.75% due 2/01/2020                                                     21,588
====================================================================================================================================
Louisiana--2.2%          BBB     Baa2     4,000     De Soto Parish, Louisiana, Environmental Improvement Revenue
                                                    Refunding Bonds (International Paper Co. Project), AMT, Series B,
                                                    6.55% due 4/01/2019                                                        4,105
                         NR*     A3       3,000     Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                    Facilities Revenue Refunding Bonds (Trunkline Long Company Project),
                                                    7.75% due 8/15/2022                                                        3,156
                         AAA     Aaa     10,000     Louisiana Local Government, Environmental Facilities, Community
                                                    Development Authority Revenue Bonds (Capital Projects and Equipment
                                                    Acquisition), Series A, 6.30% due 7/01/2030 (h)                           11,941
====================================================================================================================================


                                     6 & 7

                                          MuniVest Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                           S&P   Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                    Value
====================================================================================================================================
Maine--0.4%              AAA     Aaa    $ 2,950     Maine State Housing Authority, Mortgage Purchase Revenue Refunding
                                                    Bonds, AMT, Series B-2, 6.45% due 11/15/2026 (h)                        $  3,115
====================================================================================================================================
Maryland--0.7%           NR*     Aa2      6,225     Maryland State Community Development Administration, Department of
                                                    Housing and Community Development Revenue Refunding Bonds (S/F
                                                    Program), AMT, Fifth Series, 6.75% due 4/01/2026                           6,396
====================================================================================================================================
Massachusetts--5.8%      AAA     Aaa      2,035     Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,
                                                    9.25% due 1/01/2011 (e)                                                    2,770
                         AA      Aa2      3,010     Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                                                    (General Transportation System), Series A, 7% due 3/01/2019                3,729
                         AA-     Aa2      3,500     Massachusetts State, GO, Refunding, Series A, 6% due 11/01/2011            4,029
                         AA      Aa3     30,000     Massachusetts State Water Resource Authority, Revenue Bonds, Series
                                                    A, 6.50% due 7/15/2019                                                    35,885
                                                    Massachusetts State Water Resource Authority, Revenue Refunding
                                                    Bonds, Series A (f):
                         AAA     Aaa      1,000       6% due 8/01/2014                                                         1,129
                         AAA     Aaa      2,480       6% due 8/01/2017                                                         2,768
====================================================================================================================================
Michigan--1.4%           AA+     NR*        310     Michigan State, HDA, Revenue Refunding Bonds, AMT, Series D, 6.85%
                                                    due 6/01/2026 (k)                                                            313
                                                    Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                         AAA     Aaa      3,000       (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (c)           3,179
                         AA      Aa2      4,340       (Ascension Health Credit), Series A, 6.125% due 11/15/2026               4,578
                         NR*     VMIG1+     100       (Mount Clemens Hospital), VRDN, 1.20% due 8/15/2015 (g)                    100
                         BBB+    Baa1     3,500     Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                                    Bonds (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006              3,849
====================================================================================================================================
Minnesota--1.3%          AAA     Aaa      2,000     Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                                    Commission, Airport Revenue Bonds, Sub-Series C, 5.50% due
                                                    1/01/2018 (f)                                                              2,118
                                                    Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                         AA+     Aa1      2,040       AMT, Series L, 6.70% due 7/01/2020                                       2,125
                         AA+     Aa1      2,980       AMT, Series M, 6.70% due 7/01/2026                                       3,100
                         AA+     Aa1      2,180       Series H, 6.70% due 1/01/2018                                            2,261
                         NR*     Aaa      1,405     Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                                    Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2017 (i)        1,569
====================================================================================================================================
Mississippi--2.4%        BBB-    Ba1     10,705     Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                                    (System Energy Resources Inc. Project), 5.875% due 4/01/2022              10,403
                         AAA     NR*      7,790     Mississippi State, GO, Refunding, DRIVERS, Series 169, 10.44% due
                                                    9/01/2011 (i)(j)                                                          10,115
====================================================================================================================================
Missouri--0.3%           AAA     NR*      2,135     Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                    Bonds (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (b)(d)          2,418
====================================================================================================================================
Nebraska--0.2%           AAA     NR*      1,980     Nebraska Investment Finance Authority, S/F Housing Revenue Bonds, AMT,
                                                    Series C, 6.30% due 9/01/2028 (b)(d)(l)                                    2,069
====================================================================================================================================
Nevada--3.1%                                        Clark County, Nevada, IDR, Refunding (Nevada Power Company Project):
                         BBB-    NR*      2,500       AMT, Series B, 5.90% due 10/01/2030                                      2,327
                         BBB-    NR*      9,630       Series C, 5.50% due 10/01/2030                                           8,637
                         AA      Aa2      1,600     Clark County, Nevada, Public Safety, GO, 6% due 3/01/2014                  1,789
                         NR*     Aaa      4,290     Clark County, Nevada, School District, GO, RIB, Series 378, 10.50%
                                                    due 6/15/2015 (c)(j)                                                       5,556
                         AAA     NR*      3,475     Nevada Housing Division, Multi-Unit Housing Revenue Bonds (Arville
                                                    Electric Project), AMT, 6.60% due 10/01/2023 (b)                           3,645
                                                    Nevada Housing Division Revenue Bonds, AMT:
                         AAA     Aa2      1,235       (Multi-Unit Housing), Issue B, 7.45% due 10/01/2017 (b)                  1,309
                         AAA     Aaa      2,065       (S/F Program), Senior Series E, 7% due 10/01/2019 (k)                    2,150
                         NR*     Aa2      1,225       (S/F Program), Series A, 6.55% due 10/01/2012 (k)                        1,264
====================================================================================================================================
New Hampshire--          AAA     Aaa      5,000     New Hampshire Health and Education Facilities Authority Revenue Bonds
0.6%                                                (Dartmouth-Hitchcock Obligation Group, 5.50% due 8/01/2027 (i)             5,148
====================================================================================================================================
New Jersey--5.9%         NR*     Aa2      7,555     New Jersey State, GO, RIB, Series 316, 10.67% due 5/01/2013 (j)            9,780
                         AAA     Aaa      1,695     New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                    Revenue Bonds, AMT, Series M, 6.95% due 10/01/2022 (c)                     1,780
                         AAA     Aaa      6,500     New Jersey State Transit Corporation, COP (Federal Transit
                                                    Administration Grants), Series A, 6% due 9/15/2013 (h)                     7,272
                         AAA     Aaa     10,000     New Jersey State Transportation Trust Fund Authority, Transportation
                                                    System Revenue Refunding Bonds, Series B, 6% due 12/15/2016 (c)           11,313
                         AAA     Aaa      6,810     New Jersey State Transportation Trust Fund, Transportation System
                                                    Authority Revenue Refunding Bonds, Series B, 6% due 12/15/2018 (c)         7,646
                         AAA     NR*     10,000     New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                                    Bonds, DRIVERS, Series 193, 10.60% due 1/01/2012 (c)(j)                   12,946
====================================================================================================================================
New York--7.3%           AAA     Aaa      2,100     Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                    Revenue Bonds, Series A, 6.125% due 4/01/2016 (f)                          2,378
                                                    New York City, New York, City Transitional Finance Authority Revenue
                                                    Bonds:
                         A1+     VMIG1+     400       Future Tax Secured, VRDN, Sub-Series B-1, 1.20% due 11/01/2027 (g)         400
                         NR*     Aa2      7,875       RIB, Series 283, 11.17% due 11/15/2015 (j)                               9,916
                         AAA     Aaa      8,000     New York City, New York, GO, Refunding, Series A, 6.375% due
                                                    5/15/2014 (f)                                                              9,267
                                                    New York City, New York, GO, Series I:
                         A       Aaa      1,800       6.25% due 4/15/2007 (a)                                                  2,092
                         A       Aaa        105       6.25% due 4/15/2007 (a)                                                    122
                         AAA     NR*      3,740       6.25% due 4/15/2017                                                      4,092
                         AAA     NR*      1,150       6.25% due 4/15/2027                                                      1,249
                         AAA     Aaa     10,775     New York State Dormitory Authority Revenue Bonds (City University
                                                    System--Consolidated Second Generation), Series A, 6.125% due
                                                    7/01/2013 (h)                                                             12,398
                         AAA     NR*     11,875     New York State Dormitory Authority, Revenue Refunding Bonds, RIB,
                                                    Series 305, 10.67% due 5/15/2015 (c)(j)                                   14,978
                         AAA     Aaa      5,000     New York State Urban Development Corporation, Revenue Refunding
                                                    Bonds (Correctional Capital Facilities), Series A, 6.50% due
                                                    1/01/2011 (i)                                                              5,927
====================================================================================================================================
Oregon--1.1%             NR*     Aaa      2,000     Portland, Oregon, Airport Way, Urban Renewal and Redevelopment Tax
                                                    Allocation Refunding Bonds, Series A, 6% due 6/15/2015 (h)                 2,222
                         NR*     Aaa      2,955     Portland, Oregon, GO, Series B, 5.75% due 6/01/2005 (a)                    3,233
                         NR*     Aaa      3,305     Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 9.98%
                                                    due 8/01/2020 (f)(j)                                                       4,039
====================================================================================================================================
Pennsylvania--1.8%       AAA     Aaa      4,040     Allegheny County, Pennsylvania, Airport Authority, Airport Revenue
                                                    Refunding Bonds (Pittsburgh International Airport), AMT, 6% due
                                                    1/01/2013 (f)                                                              4,442
                         AAA     Aaa      2,440     Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                                                    Capital Acquisition, 6.125% due 12/15/2010 (a)(c)                          2,841


                                     8 & 9

                                          MuniVest Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P   Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                    Value
====================================================================================================================================
Pennsylvania             A-      NR*    $ 7,700     Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
(concluded)                                         (Guthrie Health), (concluded) Series A, 5.875% due 12/01/2031           $  7,688
                         A-      NR*      1,000     Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                                    Refunding Bonds (Guthrie Healthcare System), Series A, 5.75% due
                                                    12/01/2021                                                                   996
====================================================================================================================================
Puerto Rico--1.9%        A       Baa1     7,500     Puerto Rico Commonwealth Highway and Transportation Authority,
                                                    Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041                7,937
                                                    Puerto Rico Public Finance Corporation Revenue Bonds, Commonweath
                                                    Appropriation, Series E:
                         A-      Baa3     3,000       5.70% due 8/01/2025                                                      3,104
                         A-      Baa3     5,000       5.75% due 8/01/2030                                                      5,184
====================================================================================================================================
Rhode Island--0.4%       AA+     Aa2      3,650     Rhode Island Housing and Mortgage Finance Corporation, Revenue
                                                    Refunding Bonds, INFLOS, AMT, 12.57% due 4/01/2024 (j)                     3,791
====================================================================================================================================
South Carolina--0.5%     AAA     Aaa      3,750     Clemson University, South Carolina, University Revenue Bonds, 6.25%
                                                    due 5/01/2014 (h)                                                          4,252
====================================================================================================================================
Texas--13.0%                                        Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.):
                         BBB-    Baa3     6,000       First Tier, Series A, 6.70% due 1/01/2028                                6,071
                         AA      Aa3      6,500       Trust Certificates, Second Tier, Series B, 6% due 1/01/2023              6,803
                         AAA     Aaa      3,040     Copperas Cove, Texas, Independent School District, GO, 6.90% due
                                                    8/15/2004 (a)                                                              3,380
                                                    Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                                    and Improvement Bonds, AMT, Series A (f):
                         AAA     Aaa      7,830       5.875% due 11/01/2017                                                    8,362
                         AAA     Aaa      2,390       5.875% due 11/01/2019                                                    2,535
                         AA+     Aa1      5,000     Fort Worth, Texas, Certificates of Obligation, GO, 6.25% due
                                                    3/01/2021                                                                  5,363
                         AA      NR*      3,000     Gregg County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                                    6.875% due 10/01/2020                                                      3,357
                         AA-     Aa3     10,250     Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                    Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and
                                                    Company Project), AMT, 6.40% due 4/01/2026                                10,911
                         BBB     Baa2     4,000     Gulf Coast, Texas, IDA (Champion International Corp.), Refunding,
                                                    7.125% due 4/01/2010                                                       4,138
                         AAA     Aaa      2,000     Harris County, Houston, Texas, Sports Authority, Revenue Refunding
                                                    Bonds, Senior Lien, Series G, 5.75% due 11/15/2020 (c)                     2,135
                         AA+     Aa1      2,400     Harris County, Texas, GO (Certificates of Obligation), 10% due
                                                    10/01/2002 (e)                                                             2,518
                                                    Harris County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (a):
                         AAA     Aaa      1,485       (Hermann Hospital Project), 6.375% due 10/01/2004 (c)                    1,654
                         NR*     NR*      3,500       (Memorial Hospital System Project), Series A, 6.60% due 6/01/2004        3,897
                                                    Harris County, Texas, Health Facilities Development Corporation,
                                                    Revenue Refunding Bonds (e):
                         NR*     Aa3     10,385       RITR, Series 6, 9.645% due 12/01/2027 (j)                               12,672
                         AAA     Aa3      5,500       (School Health Care System), Series B, 6.25% due 7/01/2027               6,499
                         AAA     Aaa     13,500     Houston, Texas, Hotel Occupancy Tax and Special Revenue Refunding
                                                    Bonds (Convention Center), Series B, 5.46%** due 9/01/2023 (h)             4,176
                         AAA     Aaa      3,125     Jefferson County, Texas, GO, 6.25% due 8/01/2016 (i)                       3,538
                         AAA     Aaa      2,030     Mansfield, Texas, Independent School District, GO, Refunding,
                                                    6.625% due 2/15/2015                                                       2,347
                         NR*     Aaa      5,225     Midway, Texas, Independent School District, GO, Refunding, 6.125%
                                                    due 8/15/2014                                                              5,884
                         NR*     Aa1      6,250     San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series 469x,
                                                    10.05% due 2/01/2014 (j)                                                   7,353
                         AAA     Aaa      4,605     Travis County, Texas, Health Facilities Development Corporation,
                                                    Revenue Refunding Bonds (Ascension Health Credit), Series A, 6.25%
                                                    due 11/15/2014 (c)                                                         5,085
                         AAA     Aaa      3,425     Ysleta, Texas, Independent School District, Public Facility
                                                    Corporation, School Facility Lease Revenue Bonds, 6% due
                                                    11/15/2009 (a)(h)                                                          3,936
====================================================================================================================================
Virginia--1.4%           BBB     Baa2     1,500     Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                                    Revenue Bonds (Union Camp Corporation Project), AMT, 6.55% due
                                                    4/01/2024                                                                  1,530
                         AAA     Aaa     10,175     Virginia State HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                                    Sub-Series J-1, 5.20% due 7/01/2019 (c)                                   10,347
====================================================================================================================================
Washington--6.6%         AAA     Aaa      7,660     Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                                    (Columbia Generating), Series A, 5.75% due 7/01/2018 (c)                   8,247
                         AA+     Aa1      7,955     King County, Washington, GO, Series B, 6.625% due 12/01/2015               9,192
                         AAA     Aaa      2,230     Vancouver, Washington, Water and Sewer Revenue Bonds, 6% due
                                                    6/01/2014 (f)                                                              2,455
                         AAA     Aaa      8,100     Washington State, GO, Trust Receipts, Class R, Series 6, 10.369% due
                                                    1/01/2014 (i)(j)                                                           9,782
                                                    Washington State Public Power Supply System, Revenue Refunding Bonds
                                                    (Nuclear Project No. 1):
                         AA-     Aa1      3,000       Series A, 7% due 7/01/2008                                               3,512
                         AA-     Aa1      5,000       Series B, 7.25% due 7/01/2009                                            5,811
                         AA-     Aa1     14,320       Series B, 7.125% due 7/01/2016                                          17,784
====================================================================================================================================
Wisconsin--0.2%          AA      Aa2      1,270     Wisconsin Housing and Economic Development Authority, Homeownership
                                                    Revenue Bonds, AMT, Series D, 6.45% due 9/01/2027 (k)                      1,313
====================================================================================================================================
Wyoming--1.2%            BBB-    Baa3     7,475     Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                                    Corp. Project), AMT, Series B, 6.90% due 9/01/2024                         7,501
                         AA      Aa2      2,500     Wyoming Community Development Authority, S/F Mortgage Revenue Bonds,
                                                    AMT, Series H, 7.10% due 6/01/2012 (k)                                     2,582
====================================================================================================================================
                         Total Investments (Cost--$794,285)--98.9%                                                           853,700

                         Variation Margin on Financial Futures Contracts***--0.0%                                                239

                         Other Assets Less Liabilities--1.1%                                                                   9,266
                                                                                                                            --------
                         Net Assets--100.0%                                                                                 $863,205
                                                                                                                            ========
====================================================================================================================================

(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2002.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2002.
(k)   FHA Insured.
(l)   FHLMC Collateralized.
(m) All or a portion of security held as collateral in connection with open financial futures contracts.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of February 28, 2002 were as follows:
      --------------------------------------------------------------------------
      Number of                                        Expiration
      Contracts      Issue                                Date          Value
      --------------------------------------------------------------------------

        850     US Treasury Notes                       June 2002    $90,033,594
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$89,950,031)                            $90,033,594
                                                                     ===========
      --------------------------------------------------------------------------
      +     Highest short-term rating by Moody's Investors Service, Inc.


      See Notes to Financial Statements.


                                    10 & 11

                                          MuniVest Fund, Inc., February 28, 2002

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 28, 2002
========================================================================================================================
Assets:        Investments, at value (identified cost--$794,284,841) ..................                    $ 853,699,848
               Receivables:
                 Interest .............................................................   $  11,840,818
                 Securities sold ......................................................         792,167
                 Variation margin .....................................................         239,063       12,872,048
                                                                                          -------------
               Prepaid expenses and other assets ......................................                           16,341
                                                                                                           -------------
               Total assets ...........................................................                      866,588,237
                                                                                                           -------------
========================================================================================================================
Liabilities:   Payables:
                 Securities purchased .................................................       1,500,969
                 Custodian bank .......................................................         972,941
                 Dividends to shareholders ............................................         582,683
                 Investment adviser ...................................................         293,952        3,350,545
                                                                                          -------------
               Accrued expenses and other liabilities .................................                           32,471
                                                                                                           -------------
               Total liabilities ......................................................                        3,383,016
                                                                                                           -------------
========================================================================================================================
Net Assets:    Net assets .............................................................                    $ 863,205,221
                                                                                                           =============
========================================================================================================================
Capital:       Preferred Stock, par value $.025 per share; 10,000,000 shares authorized
               (11,000 shares of AMPS* issued and outstanding, at $25,000 per share
               liquidation preference) ................................................                    $ 275,000,000
               Common Stock, par value $.10 per share; 150,000,000 shares authorized;
               61,346,288 shares issued and outstanding ...............................   $   6,134,629
               Paid-in capital in excess of par .......................................     565,767,485
               Undistributed investment income--net ...................................       4,110,022
               Accumulated realized capital losses on investments--net ................     (47,138,359)
               Unrealized appreciation on investments--net ............................      59,331,444
                                                                                          -------------
               Total--Equivalent to $9.59 net asset value per share of Common Stock
               (market price--$9.10) ..................................................                      588,205,221
                                                                                                           -------------
               Total capital ..........................................................                    $ 863,205,221
                                                                                                           =============
========================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Six Months Ended February 28, 2002
=====================================================================================================
Investment           Interest ............................................                $23,179,895
Income:
=====================================================================================================
Expenses:            Investment advisory fees ............................   $2,097,996
                     Commission fees .....................................      340,800
                     Accounting services .................................      127,741
                     Professional fees ...................................       44,006
                     Transfer agent fees .................................       35,517
                     Custodian fees ......................................       26,755
                     Printing and shareholder reports ....................       20,863
                     Directors' fees and expenses ........................       14,859
                     Pricing fees ........................................       14,712
                     Listing fees ........................................        7,102
                     Other ...............................................       14,740
                                                                             ----------
                     Total expenses ......................................                  2,745,091
                                                                                          -----------
                     Investment income--net ..............................                 20,434,804
=====================================================================================================
Realized & Unreal-   Realized gain on investments--net ...................                    957,154
ized Gain (Loss) on  Change in unrealized appreciation on investments--net                 (8,970,086)
Investments--Net:                                                                         -----------
                     Net Increase in Net Assets Resulting from Operations                 $12,421,872
                                                                                          ===========
=====================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        For the Six        For the
                                                                                       Months Ended      Year Ended
                                                                                       February 28,      August 31,
                 Increase (Decrease) in Net Assets:                                        2002             2001
=====================================================================================================================
Operations:      Investment income--net ............................................   $  20,434,804    $  42,453,055
                 Realized gain on investments--net .................................         957,154        7,659,535
                 Change in unrealized appreciation on investments--net .............      (8,970,086)      32,474,116
                                                                                       -------------    -------------
                 Net increase in net assets resulting from operations ..............      12,421,872       82,586,706
                                                                                       -------------    -------------
=====================================================================================================================
Dividends to     Investment income--net:
Shareholders:      Common Stock ....................................................     (17,683,068)     (33,001,236)
                   Preferred Stock .................................................      (2,441,470)      (9,782,580)
                                                                                       -------------    -------------
                 Net decrease in net assets resulting from dividends to shareholders     (20,124,538)     (42,783,816)
                                                                                       -------------    -------------
=====================================================================================================================
Net Assets:      Total increase (decrease) in net assets ...........................      (7,702,666)      39,802,890
                 Beginning of period ...............................................     870,907,887      831,104,997
                                                                                       -------------    -------------
                 End of period* ....................................................   $ 863,205,221    $ 870,907,887
                                                                                       =============    =============
=====================================================================================================================
                *Undistributed investment income--net ..............................   $   4,110,022    $   4,353,184
                                                                                       =============    =============
=====================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                                          MuniVest Fund, Inc., February 28, 2002

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been         For the
                     derived from information provided in the financial      Six Months
                     statements.                                                Ended           For the Year Ended August 31,
                                                                             February 28, -----------------------------------------
                     Increase (Decrease) in Net Asset Value:                     2002       2001       2000       1999       1998
===================================================================================================================================
Per Share Operating  Net asset value, beginning of period ..................   $   9.71   $   9.07   $   9.15   $  10.20   $   9.89
Performance:                                                                   --------   --------   --------   --------   --------
                     Investment income--net ................................        .34        .69        .70        .73        .76
                     Realized and unrealized gain (loss) on
                     investments--net ......................................       (.13)       .65       (.05)     (1.02)       .30
                                                                               --------   --------   --------   --------   --------
                     Total from investment operations ......................        .21       1.34        .65       (.29)      1.06
                                                                               --------   --------   --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                      Investment income--net ...............................       (.29)      (.54)      (.55)      (.58)      (.59)
                      In excess of realized gain on investments--net .......         --         --         --       (.03)        --
                                                                               --------   --------   --------   --------   --------
                     Total dividends and distributions to Common Stock
                     shareholders ..........................................       (.29)      (.54)      (.55)      (.61)      (.59)
                                                                               --------   --------   --------   --------   --------
                     Effect of Preferred Stock:
                      Dividends to Preferred Stock shareholders from
                      investment income--net ...............................       (.04)      (.16)      (.18)      (.15)      (.16)
                                                                               ========   ========   ========   ========   ========
                     Net asset value, end of period ........................   $   9.59   $   9.71   $   9.07   $   9.15   $  10.20
                                                                               ========   ========   ========   ========   ========
                     Market price per share, end of period .................   $   9.10   $   9.30   $   8.25   $ 8.6875   $  10.00
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment     Based on market price per share .......................       .99%++   19.92%      1.75%     (7.44%)    11.78%
Return:**                                                                      ========   ========   ========   ========   ========
                     Based on net asset value per share ....................      1.93%++   13.89%      6.21%     (4.42%)     9.52%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses*** .....................................       .96%*      .98%      1.01%       .93%       .93%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Common Stock:     Total investment income--net*** .......................      7.17%*     7.37%      7.95%      7.26%      7.55%
                                                                               ========   ========   ========   ========   ========
                     Amount of dividends to Preferred Stock shareholders ...       .86%*     1.70%      2.01%      1.46%      1.60%
                                                                               ========   ========   ========   ========   ========
                     Investment income--net, to Common Stock shareholders ..      6.31%*     5.67%      5.94%      5.80%      5.95%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses ........................................       .65%*      .66%       .67%       .64%       .64%
Total Average                                                                  ========   ========   ========   ========   ========
Net Assets:***+      Total investment income--net ..........................      4.87%*     4.98%      5.26%      5.01%      5.19%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders .............      1.82%*     3.53%      3.93%      3.25%      3.55%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Preferred Stock:
===================================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period
                     (in thousands) ........................................   $588,205   $595,908   $556,105   $561,373   $623,270
                                                                               ========   ========   ========   ========   ========
                     Preferred Stock outstanding, end of period (in
                     thousands) ............................................   $275,000   $275,000   $275,000   $275,000   $275,000
                                                                               ========   ========   ========   ========   ========
                     Portfolio turnover ....................................     27.00%     74.80%    121.76%    101.35%    102.77%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 .............................   $  3,139   $  3,167   $  3,022   $  3,041   $  3,266
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Dividends Per        Series A--Investment income--net ......................   $    212   $    909   $  1,030   $    839   $    890
Share on Preferred                                                             ========   ========   ========   ========   ========
Stock Outstanding:   Series B--Investment income--net ......................   $    245   $    923   $    991   $    815   $    902
                                                                               ========   ========   ========   ========   ========
                     Series C--Investment income--net ......................   $    231   $    906   $    952   $    820   $    886
                                                                               ========   ========   ========   ========   ========
                     Series D--Investment income--net ......................   $    225   $    877   $    978   $    802   $    880
                                                                               ========   ========   ========   ========   ========
                     Series E--Investment income--net ......................   $    205   $    851   $    977   $    793   $    884
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Includes Common and Preferred Stock average net assets.
++    Aggregate total investment return.
      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon


                                    14 & 15

                                          MuniVest Fund, Inc., February 28, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $553,428 reduction in cost of securities (which in return results in a corresponding $553,428 increase in net unrealized appreciation and a corresponding $553,428 decrease in undistributed net investment income), based on securities held by the Fund as of August 31, 2001.

The effect of this change for the six months ended February 28, 2002 was to decrease net investment income by $32,260, increase net unrealized appreciation by $594,276 and increase net realized capital gains by $8,588. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the sale of Preferred Stock.

For the six months ended February 28, 2002, the Fund reimbursed FAM $13,892 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2002 were $237,450,054 and $226,512,704, respectively.

Net realized gains (losses) for the six months ended February 28, 2002 and net unrealized gains (losses) as of February 28, 2002 were as follows:

--------------------------------------------------------------------------------
                                                  Realized         Unrealized
                                               Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ......................   $    1,857,993    $   59,415,007
Financial futures contracts ................         (892,252)          (83,563)
                                               --------------    --------------
Total ......................................   $      965,741    $   59,331,444
                                               ==============    ==============
--------------------------------------------------------------------------------

As of February 28, 2002, net unrealized appreciation for Federal income tax purposes aggregated $58,820,731, of which $59,974,997 related to appreciated securities and $1,154,266 related to depreciated securities. The aggregate cost of investments at February 28, 2002 for Federal income tax purposes was $794,879,117.

4. Capital Stock Transactions:

Common Stock

At February 28, 2002, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended February 28, 2002 and for the year ended August 31, 2001 remained constant.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at February 28, 2002 were as follows: Series A, 1.28%; Series B, 1.26%; Series C, 1.32%; Series D, 1.73%; and Series E, 1.35%.

Shares issued and outstanding during the six months ended February 28, 2002 and for the year ended August 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the six months ended February 28, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $155,940 as commissions.

5. Capital Loss Carryforward:

At August 31, 2001, the Fund had a net capital loss carryforward of $35,732,000, of which $18,052,000 expires in 2008 and $17,680,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On March 7, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.050000 per share, payable on March 28, 2002 to shareholders of record as of March 18, 2002.


                                    16 & 17

                                          MuniVest Fund, Inc., February 28, 2002

QUALITY PROFILE


The quality ratings of securities in the Fund as of February 28, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa...............................................................    46.2%
AA/Aa ................................................................    31.3
A/A...................................................................     8.7
BBB/Baa...............................................................    10.3
BB/Ba ................................................................     0.2
NR (Not Rated)........................................................     0.8
Other*................................................................     1.4
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Vincent R. Giordano, Senior Vice President of MuniVest Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Giordano well in his retirement.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

ASE Symbol

MVF


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------
                        [GRAPHIC OMITTED]

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

--------------------------------------------------------------------------------
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